Exhibit 99.1

NEWS RELEASE

The Hartford Announces Pricing of Senior Notes Offering

HARTFORD, Conn., April 15, 2013 – The Hartford (NYSE: HIG) today announced the pricing of its public offering of $300 million of 4.300% Senior Notes due 2043. This offering is expected to close on or about April 18, 2013.

The offering is part of The Hartford’s previously announced capital management plan and is the fulfillment of its previously announced intention to issue new long-term senior debt securities. The Hartford commenced the debt reduction component of the capital management plan with the completion of cash tender offers for senior debt in an aggregate principal amount of $800 million on March 26, 2013. The capital management plan also includes The Hartford’s previously announced intent to repay the July 2013 and March 2014 debt maturities totaling $520 million.

BofA Merrill Lynch, Credit Suisse Securities (USA) LLC and J.P. Morgan Securities LLC acted as joint bookrunning managers for the offering of senior notes.

About The Hartford

With more than 200 years of expertise, The Hartford (NYSE:HIG) is a leader in property and casualty insurance, group benefits and mutual funds. The company is widely recognized for its service excellence, sustainability practices, trust and integrity.

This news release shall not constitute an offer to sell or a solicitation to buy any securities, nor shall there be any sale of these securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. The offering is being made only by means of a prospectus and related prospectus supplement, which may be obtained by visiting the SEC’s website at www.sec.gov or by contacting BofA Merrill Lynch, 222 Broadway, New York, New York 10038, Attention: Prospectus Department or email at g.prospectus_requests@baml.com; Credit Suisse Securities (USA) LLC, Attn: Prospectus Department, One Madison Avenue, New York, New York 10010, telephone: 1-800-221-1037 or email at newyork.prospectus@credit-suisse.com; or J.P. Morgan Securities LLC, 383 Madison Avenue, New York, New York, 10179, Attention: High Grade Syndicate Desk, 3rd Floor, telephone collect at 1-212-834-4533.

SAFE HARBOR STATEMENT

Some of the statements in this release should be considered forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by words such as “anticipates,” “intends,” “plans,” “seeks,” “believes,” “estimates,” “expects,” “projects” and similar references to the future. Examples of forward-looking statements include, but are not limited to, statements the company makes regarding future results of operations. The Hartford cautions investors that these forward-looking statements are not guarantees of future performance, and actual results may differ materially. Investors should consider the important risks and uncertainties that may cause actual results to differ. These important risks and uncertainties include: challenges related to The Hartford’s and its subsidiaries’ (collectively, the “Company”) current operating environment, including continuing uncertainty about the strength and speed of the recovery in the United States and other key economies and the impact of governmental stimulus and austerity initiatives, sovereign credit concerns, a sustained low interest rate environment, higher tax rates and other potentially adverse developments on financial, commodity and credit markets and consumer and business spending and investment and the effect of these events on our returns in investment portfolios and our hedging costs associated with our variable annuities business; the risks, challenges and uncertainties associated with our capital management plan and our strategic realignment to focus on our property and casualty, group benefits and mutual fund businesses, place our Individual Annuity business into run-off and the sale of the Individual Life, Woodbury Financial Services and the Retirement Plans businesses; execution risk related to the continued reinvestment of our investment portfolios and refinement of our hedge program for our run-off annuity block; market risks associated with our business, including changes in interest rates, credit spreads, equity prices, market volatility and foreign exchange rates, and implied volatility levels, as well as continuing uncertainty in key sectors such as the global real estate market; the possibility of unfavorable loss development including with respect to long-tailed exposures; the possibility of a pandemic, earthquake, or other natural or man-made disaster that may adversely affect our businesses; weather and other natural physical events, including the severity and frequency of storms, hail, winter storms, hurricanes and tropical storms, as well as climate change and its potential impact on weather patterns; risk associated with the use of analytical models in making decisions in key areas such as underwriting, capital, reserving, and catastrophe risk management; the uncertain effects of emerging claim and coverage issues; the Company’s ability to effectively price its property and casualty policies, including its ability to obtain regulatory consents to pricing actions or to non-renewal or withdrawal of certain product lines; the impact on our statutory capital of various factors, including many that are outside the Company’s control, which can in turn affect our credit and financial strength ratings, cost of capital, regulatory compliance and other aspects of our business and results; risks to our business, financial position, prospects and results associated with negative rating actions or downgrades in the Company’s financial strength and credit ratings or negative rating actions or downgrades relating to our investments; the impact on our investment portfolio if our investment portfolio is concentrated in any particular segment of the economy; volatility in our earnings and potential material changes to our results resulting from our adjustment of our risk management program to emphasize protection of economic value; the potential for differing interpretations of the methodologies, estimations and assumptions that underlie the valuation of the Company’s financial instruments that could result in changes to investment valuations; the subjective determinations that underlie the Company’s evaluation of other-than-temporary impairments on available-for-sale securities; losses due to nonperformance or defaults by others; the potential for further acceleration of deferred policy acquisition cost amortization; the potential for further impairments of our goodwill or the potential for changes in valuation allowances against deferred tax assets; the possible occurrence of terrorist attacks and the Company’s ability to contain its exposure, including the effect of the absence or insufficiency of applicable terrorism legislation on coverage; the difficulty in predicting the Company’s potential exposure for asbestos and environmental claims; the response of reinsurance companies under reinsurance contracts and the availability, pricing and adequacy of reinsurance to protect the Company against losses; actions by our competitors, many of which are larger or have greater financial resources than we do; the Company’s ability to distribute its products through distribution channels, both current and future; the cost and other effects of increased regulation as a result of the enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, which, among other effects, vests a Financial Services Oversight Council with the power to designate “systemically important” institutions, will require central clearing of, and/or impose new margin and capital requirements on, derivatives transactions, and created a new “Federal Insurance Office” within the U.S. Department of the Treasury; unfavorable judicial or legislative developments; the potential effect of other domestic and foreign regulatory developments, including those that could adversely impact the demand for the Company’s products, operating costs and required capital levels; regulatory limitations on the ability of the Company and certain of its subsidiaries to declare and pay dividends; the Company’s ability to maintain the availability of its systems and safeguard the security of its data in the event of a disaster, cyber or other information security incident or other unanticipated event; the risk that our framework for managing operational risks may not be effective in mitigating material risk and loss to the Company; the potential for difficulties arising from outsourcing relationships; the impact of changes in federal or state tax laws; regulatory requirements that could delay, deter or prevent a takeover attempt that shareholders might consider in their best interests; the impact of potential changes in accounting principles and related financial reporting requirements; the impact of any future errors in financial reporting; the Company’s ability to protect its intellectual property and defend against claims of infringement; the Company’s ability to implement its capital management plan; and other factors described in such forward-looking statements and other factors described in The Hartford’s 2012 Annual Report on Form 10-K, and other filings The Hartford makes with the Securities and Exchange Commission.

Any forward-looking statement made by the Company in this release speaks only as of the date of this release. Factors or events that could cause the Company’s actual results to differ may emerge from time to time, and it is not possible for the Company to predict all of them. The Company undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise.

Source: The Hartford

HIG-F

Media Contacts

Shannon Lapierre, 860-547-5624

shannon.lapierre@thehartford.com

or

Thomas Hambrick, 860-547-9746

thomas.hambrick@thehartford.com

or

Investor Contacts

Sabra Purtill, CFA, 860-547-8691

sabra.purtill@thehartford.com

or

Sean Rourke, 860-547-5688

sean.rourke@thehartford.com